EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned directors and members of the Employee Stock
Purchase Plan Committee of the board of directors of the Registrant, hereby severally constitute and appoint Theresa A. Cornish our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-8 relating to the Sandy
Spring Bancorp, Inc. 2001 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any all amendments
(including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said person and/or persons shall do or cause to be done by virtue thereof.

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

  Signature                                        Title                                      Date

/s/ John Chirtea                                   Director                             May 30, 2001
----------------                                   Member of Employee
John Chirtea                                       Stock Purchase Plan Committee

------------                                       Director
Susan D. Goff                                      Member of Employee
                                                   Stock Purchase Plan Committee

/s/ Solomon Graham                                 Director                             May 30, 2001
------------------
Solomon Graham

/s/ Gilbert L. Hardesty                            Director                             May 30, 2001
-----------------------
Gilbert L. Hardesty

/s/ Joyce R. Hawkins                               Director                             May 30, 2001
--------------------
Joyce R. Hawkins

/s/ Thomas O. Keech                                Director                             May 30, 2001
-------------------
Thomas O. Keech

/s/ Charles F. Mess                                Director                             May 30, 2001
-------------------                                Member of Employee
Charles F. Mess                                    Stock Purchase Plan Committee

/s/ Robert L. Mitchell                             Director                             May 30, 2001
----------------------                             Member of Employee
Robert L. Mitchell                                 Stock Purchase Plan Committee

/s/ Robert L. Orndorff, Jr.                        Director                             May 30, 2001
---------------------------                        Chairman of Employee
Robert L. Orndorff, Jr                             Stock Purchase Plan Committee

/s/ David E. Rippeon                               Director                             May 30, 2001
--------------------
David E. Rippeon



/s/ Lewis R. Schumann                              Director                             May 30, 2001
---------------------
Lewis R. Schumann

/s/ W. Drew Stabler                                Director, Chairman of the            May 30, 2001
-------------------                                Board, Member of Employee
W. Drew Stabler                                    Stock Purchase Plan Committee